                                                                   EXHIBIT 10.23




                     SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Second Amendment") is entered into to be effective as of August 30, 1996, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), Imagent Acquisition Corp., a Delaware corporation ("Imagent"), Researchers Acquisition Corp., a Delaware corporation ("Researchers"), Recordex Acquisition Corp., a Delaware corporation ("Recordex"), DPAS Acquisition Corp., a Delaware corporation ("DPAS"), Leonard Archives Acquisition Corp., a Delaware corporation ("Leonard"), Deliverex Acquisition Corp., a Delaware corporation ("Deliverex"), Permanent Records Acquisition Corp., a Delaware corporation ("Permanent"), Deliverex Sacramento Acquisition Corp., a Delaware corporation ("Sacramento"), (F.Y.I., Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent and Sacramento are collectively referred to as the "Original Borrowers"), B&B (Baltimore-Washington) Acquisition Corp., a Delaware corporation ("B&B"), Premier Acquisition Corp., a Delaware corporation ("Premier"), Robert A. Cook Acquisition Corp., a Delaware corporation ("Cook"), Peninsula Record Management, Inc., a California corporation ("Peninsula"), RAC (California) Acquisition Corp., a Delaware corporation ("RAC"), California Medical Record Service Acquisition Corp., a Delaware corporation ("California Medical"), Minnesota Medical Record Service Acquisition Corp., a Delaware corporation ("Minnesota Medical"), Texas Medical Record Service Acquisition Corp., a Delaware corporation ("Texas Medical"), ZIA Information Analysis Group, Inc., formerly known as ZIA Acquisition Corp., a Delaware corporation ("Zia") and Recordex Services, Inc., a Pennsylvania corporation ("Recordex Services") (B&B, Premier, Cook, Peninsula, RAC, California Medical, Minnesota Medical, Texas Medical, Zia and Recordex Services are referred to collectively as the "New Borrowers") (the Original Borrowers and the New Borrowers are referred to collectively as the "Borrowers"), Banque Paribas, a bank organized under the laws of the Republic of France, as Agent (the "Agent"), and the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto.

                                   RECITALS

      A. The Original Borrowers, the Agent and the Lenders entered into that certain Credit Agreement dated as of April 18, 1996 (the "Original Credit Agreement"), pursuant to which, among other things, the Lenders agreed to make certain loans available to the Original Borrowers upon the terms and conditions set forth therein;

      B. The Borrowers, certain of the New Borrowers, the Agent and the Lenders entered into that certain First Amendment to Credit Agreement dated as of June 26, 1996 (the Original Credit Agreement, as amended, is hereinafter referred to as the "Credit Agreement").

      C. The Borrowers, the Agent and the Lenders desire to amend the Credit Agreement in certain respects as more fully set out herein.


SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 1

                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders, and the Agent hereby agree as follows:

         1. Terms. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Second Amendment.

         2. Amendment to Definition of "EBITDA." Effective as of the date hereof, the definition of "EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "EBITDA" means, for any period, without duplication, the sum of the following for F.Y.I. and its Subsidiaries (or other applicable Person) for such period determined on a consolidated basis in accordance with GAAP: (a) Consolidated Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Consolidated Net Income, plus (d) depreciation and amortization expense and other non-cash, non-tax items to the extent deducted in determining Consolidated Net Income, minus (e) non-cash income to the extent included in determining Consolidated Net Income. For purposes of calculating the EBITDA of F.Y.I. and its consolidated Subsidiaries for any period of four consecutive fiscal quarters including, without limitation, the four consecutive fiscal quarter period used in determining compliance with the twelve month trailing EBITDA requirement in clause (e) of the definition of Permitted Acquisition, the EBITDA associated with any Person or assets acquired in a Permitted Acquisition during such period of four consecutive fiscal quarters shall be added, without duplication, in accordance with the following procedures: (a) if the Permitted Acquisition and the EBITDA of the Person or assets acquired were approved in writing by Required Lenders, that EBITDA will be included for such period, and (b) if the Permitted Acquisition was not required to be approved in writing by Required Lenders, (i) for any calculation of EBITDA which takes place at the end of the fiscal quarter in which the Permitted Acquisition took place, only the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition will be included in the calculation of EBITDA for such period, (ii) for any calculation of EBITDA which takes place at the end of the fiscal quarter following the fiscal quarter in which the Permitted Acquisition took place, the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition in the most recent two fiscal quarters will be multiplied by two and the result will be included in the calculation of EBITDA for such period, (iii) for any calculation of EBITDA which takes place at the end of the second fiscal quarter following the fiscal quarter in which the Permitted Acquisition took place, the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition in the most recent

SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 2
         three fiscal quarters will be multiplied by four-thirds (4/3) and the result will be included in the calculation of EBITDA for such period, and (iv) for any calculation of EBITDA which takes place at the end of the third fiscal quarter following the fiscal quarter in which the Permitted Acquisition took place, the actual EBITDA generated by the acquired Person or assets following the Permitted Acquisition in the most recent four fiscal quarters will be included in the calculation of EBITDA for such period.

         3. Amendment to Definition of "Permitted Acquisition." Effective as of the date hereof, the definition of "Permitted Acquisition" contained in
Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Permitted Acquisition" means any Acquisition which has been approved in writing by the Agent and Required Lenders or any other Acquisition which satisfies each of the following requirements: (a) the acquiror (or surviving corporation if the acquisition is by means of a merger) is (i) F.Y.I. or any other Borrower (subject to the limitations of Section 9.18), or (ii) any Acquisition Subsidiary which becomes a Borrower prior to or concurrently with the Acquisition pursuant to Section 5.3 (unless disapproved by the Agent, which disapproval shall be conclusively presumed by the failure of the Agent for any reason to execute the appropriate Borrower Addition Agreement in the space provided for acceptance by the Agent), (b) the assets to be acquired in connection with such Acquisition are assets that are to be used in the existing businesses of the acquiror as such business is presently conducted, (c) such Acquisition has been approved by the Board of Directors of the acquired entity, (d) the acquired entity shall have generated positive EBITDA during the twelve-month period preceding the Acquisition, as audited or reviewed by an accounting firm acceptable to the Agent, after adjusting for excess owners' compensation and other pro forma charges as validated by the Agent, (e) Loans to fund such Acquisition will be permitted only if the aggregate outstanding principal amount of the Loans after giving effect to such Acquisition and (including any Loans required in connection with such Acquisition) do not exceed 2.5 times EBITDA for the four fiscal quarters most recently completed of F.Y.I. and its Subsidiaries (and including the acquired entity's trailing twelve month EBITDA, if audited or reviewed by an accounting firm acceptable to the Agent) (EBITDA may include proforma adjustments to an acquired entity's earnings acceptable to the Agent), (f) the highest possible amount of Seller Earn Out to be paid in cash by any Borrower in connection with an Acquisition shall not exceed $3,000,000 without Required Lenders' approval, (g) from and after October 29, 1996, no single Acquisition shall exceed $4,000,000 in total consideration (including any Debt assumed or guaranteed in connection therewith), without Required Lenders' approval, provided that all proposed Acquisitions placed under contract or consummated in the same calendar year and involving acquired entities each of which are more than 50% owned by the same individuals or entities shall be considered a single Acquisition for purposes of this clause (g), (h) from and after October 29, 1996, the aggregate

SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 3
         amount of all such Acquisitions closed without Required Lenders' approval shall not exceed $4,000,000, in total consideration
         (including any Debt assumed or guaranteed in connection therewith) in any twelve month period without Required Lenders' approval, (i) prior to and after giving effect to the Acquisition, no Default shall exist, (j) after giving effect to such Acquisition, F.Y.I. will not violate any financial covenant, (k) no material part of the Property or business operations to be acquired is located outside the U.S. or Canada, and (l) the Borrower shall have complied with Sections 6.5 and 8.15; provided, however, that up to $2,000,000 (valued at total purchase consideration including any Debt assumed or guaranteed in connection therewith) in Acquisitions made during the term of this Agreement will be deemed to satisfy the requirements of items (d) or
         (k) preceding so long as (i) all other elements of a Permitted Acquisition have been satisfied, (ii) no such acquired entity or entities shall have annual sales in excess of $4,000,000 or cumulative EBITDA losses (individually for any one such acquired entity or in the aggregate for all such acquired entities) in excess of $300,000 incurred in the twelve-month period preceding the respective dates of acquisition, and (iii) Mexico is the only jurisdiction outside the U.S. or Canada where any material part of the Property or business operations of the entity or entities to be acquired is located.

         4. Amendment to Definition of "Restricted Payment." Effective as of the date hereof, the definition of "Restricted Payment" contained in Section
1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Restricted Payment" means (a) any dividend or other distribution (whether in cash, Property or obligations), direct or indirect, on account of (or the setting apart of money for a sinking or other analogous fund for) any shares of any class of Capital Stock of F.Y.I. or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in equity securities of F.Y.I.; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of F.Y.I. or any of its Subsidiaries now or hereafter outstanding (except that California Medical may own the 36,670 shares of F.Y.I. common stock acquired by California Medical by virtue of the merger of Texas Medical Records Service, Inc. into Texas Medical); (c) any loan, advance or payment (pursuant to a tax sharing agreement or otherwise) to F.Y.I.; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of F.Y.I. or any of its Subsidiaries now or hereafter outstanding.

         5. Amendment to Definition of "Seller Earn Out." Effective as of the date hereof, the definition of "Seller Earn Out" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            "Seller Earn Out" means any obligation incurred by a Borrower in connection with an Acquisition so long as such obligation either (a) is approved in

SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 4
         writing by the Agent and the Required Lenders as being Seller Earn
         Out or (b) meets the following requirements: (i) is only payable by the Borrower for performance by a seller, or a shareholder, officer or director of a seller, of obligations over the passage of time
         (e.g., non-compete payments) or in the event certain future performance goals are achieved with respect to the assets or business acquired, excluding any noncompete payments in excess of 15% of the purchase price and excluding performance-based payments which are greater than 750% of the earnings or cash flow on which they are based and (ii) provides that the maximum potential liability of the Borrower with respect thereto is limited.

         6. Amendment to Section 9.5 of the Credit Agreement. Effective as of the date hereof, Section 9.5 of the Credit Agreement is hereby amended by deleting the last word of clause (i), "and", by adding the word "and" at the end of clause (j), and adding the following new clause (k) as follows:

            (k) California Medical may own the 36,670 shares F.Y.I. common stock acquired by California Medical by virtue of the merger of Texas Medical Records Service, Inc. into Texas Medical.

         7. Amendment to Section 10.1 of the Credit Agreement. Effective as of the date hereof, Section 10.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

           Section 10.1 Consolidated Net Worth. F.Y.I. will at all times maintain Consolidated Net Worth in an amount not less than the sum of (a) $18,000,000 plus (b) 75% of cumulative Consolidated Net Income, if positive for any fiscal quarter, i.e., exclusive of negative Consolidated Net Income for any fiscal quarter, after the Closing Date, plus (c) all Net Proceeds of each Equity Issuance after the Closing Date minus the amount of any stock repurchase consummated under the terms of Section 9.4(c).

         8. Amendment to Section 10.2 of the Credit Agreement. Effective as of the date hereof, Section 10.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            Section 10.2  Ratio of Total Senior Debt to EBITDA.

                    (a) F.Y.I. will not permit the ratio, calculated as of the end of each fiscal quarter of F.Y.I. commencing with the fiscal quarter ended June 30, 1996, of (i) Total Senior Debt to (ii) EBITDA for the four fiscal quarters then ended for F.Y.I. and its Subsidiaries to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:


SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 5

                   Period                                          Ratio
                   ------                                          -----
          From April 1, 1996, through September 30, 1997           2.75 to 1.00
          From October 1, 1997, through March 31, 1998             2.50 to 1.00
          From April 1, 1998, through March 31, 1999               2.25 to 1.00
          From April 1, 1999, through March 31, 2000               1.75 to 1.00
          From April 1, 2000 and at all times thereafter           1.25 to 1.00

              (b) F.Y.I. will not permit the ratio, calculated as of the end of each fiscal quarter of F.Y.I. commencing with the fiscal quarter ended June 30, 1996, of (i) the sum of (A) Total Senior Debt, plus
          (B) the highest possible amount of all unpaid Seller Earn Out payable pursuant to an Acquisition contract in cash over any period of time, whether the payment of such Seller Earn Out is contingent or otherwise, to (ii) the sum of (A) EBITDA for the four fiscal quarters then ended for F.Y.I. and its Subsidiaries plus (B) the EBITDA or EBIT required by the applicable Acquisition contract(s) to generate the amount of Seller Earn Out set forth in (i)(B) above to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

                   Period                                          Ratio
                   ------                                          -----
          From April 1, 1996, through September 30, 1997           2.75 to 1.00
          From October 1, 1997, through March 31, 1998             2.50 to 1.00
          From April 1, 1998, through March 31, 1999               2.25 to 1.00
          From April 1, 1999, through March 31, 2000               1.75 to 1.00
          From April 1, 2000 and at all times thereafter           1.25 to 1.00

       9. Amendment to Section 10.3 of the Credit Agreement. Effective as of the date hereof, Section 10.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          Section 10.3 Ratio of Total Debt to EBITDA.

              (a) F.Y.I. will not permit the ratio, calculated as of the end of each fiscal quarter of F.Y.I. commencing with the fiscal quarter ended June 30, 1996, of (i) Total Debt to (ii) EBITDA for the four fiscal quarters then ended for F.Y.I. and its Subsidiaries to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:


SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 6

                   Period                                          Ratio
                   ------                                          -----
          From April 1, 1996, through September 30, 1997           3.25 to 1.00
          From October 1, 1997 through March 31, 1998              3.00 to 1.00
          From April 1, 1998, through March 31, 1999               2.75 to 1.00
          From April 1, 1999, through March 31, 2000               2.25 to 1.00
          From April 1, 2000, and at all times thereafter          1.75 to 1.00

              (b) F.Y.I. will not permit the ratio, calculated as of the end of each fiscal quarter of F.Y.I. commencing with the fiscal quarter ended June 30, 1996, of (i) the sum of (A) Total Debt, plus (B) the highest possible amount of all unpaid Seller Earn Out payable pursuant to an Acquisition contract in cash over any period of time, whether the payment of such Seller Earn Out is contingent or otherwise, to (ii) the sum of (A) EBITDA for the four fiscal quarters then ended for F.Y.I. and its Subsidiaries plus (B) the EBITDA or EBIT required by the applicable Acquisition contract(s) to generate the amount of Seller Earn Out set forth in (i)(B) above to exceed the ratio set forth below for the period during which such fiscal quarter end occurs:

                   Period                                          Ratio
                   ------                                          -----
          From April 1, 1996, through September 30, 1997           3.25 to 1.00
          From October 1, 1997 through March 31, 1998              3.00 to 1.00
          From April 1, 1998, through March 31, 1999               2.75 to 1.00
          From April 1, 1999, through March 31, 2000               2.25 to 1.00
          From April 1, 2000, and at all times thereafter          1.75 to 1.00

      10. Representations and Warranties. The representations and warranties made by the Borrowers in the Loan Documents, as the same are amended hereby, are true and correct at the time this Second Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date.

      11. Costs. The Borrowers jointly and severally agree to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Second Amendment and the transactions preceding and contemplated by this Second Amendment including, without limitation, the fees and expenses of counsel to the Agent and the Lenders.

      12. Miscellaneous.

          (a) Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Second Amendment.


SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 7

              (b) No Waiver. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power, or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

              (c) Effect of this Second Amendment. The Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Second Amendment.

               (d) Governing Law. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

               (e) Counterparts. This Second Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same Second Amendment.

               (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                  BORROWERS:

                                  F.Y.I. INCORPORATED


                                  By:   /s/ David Lowenstein
                                      -----------------------
                                        David Lowenstein
                                        Executive Vice President


SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 8

               IMAGENT ACQUISITION CORP. RESEARCHERS ACQUISITION CORP. RECORDEX ACQUISITION CORP. DPAS ACQUISITION CORP. LEONARD ARCHIVES ACQUISITION CORP. DELIVEREX ACQUISITION CORP. PERMANENT RECORDS ACQUISITION CORP. DELIVEREX SACRAMENTO ACQUISITION CORP. B&B (BALTIMORE-WASHINGTON) ACQUISITION CORP. PREMIER ACQUISITION CORP. ROBERT A. COOK ACQUISITION CORP. PENINSULA RECORD MANAGEMENT, INC. RAC (CALIFORNIA) ACQUISITION CORP. CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP. MINNESOTA MEDICAL RECORD SERVICE ACQUISITION CORP. TEXAS MEDICAL RECORD SERVICE ACQUISITION CORP. ZIA INFORMATION ANALYSIS GROUP, INC. RECORDEX SERVICES, INC.


               By:   /s/ David Lowenstein
                  ------------------------------------------------
                     David Lowenstein
                     Executive Vice President, acting on behalf of
                     each of the above

               AGENT:

               BANQUE PARIBAS, as Agent


               By:  /s/ Clark C. King III
                  ------------------------------------------------
               Name:  Clark C. King III
                    ----------------------------------------------
               Title: Vice President
                     ---------------------------------------------


               By:  /s/ Mark A. Radzik
                  ------------------------------------------------
               Name:  Mark A. Radzik
                    ----------------------------------------------
               Title: Vice President
                     ---------------------------------------------



SECOND AMENDMENT TO CREDIT AGREEMENT                                      Page 9

               LENDERS:

               BANQUE PARIBAS


               By:  /s/ Clark C. King III
                  ------------------------------------------------
               Name:  Clark C. King III
                    ----------------------------------------------
               Title: Vice President
                     ---------------------------------------------


               By:  /s/ Mark A. Radzik
                  ------------------------------------------------
               Name:  Mark A. Radzik
                    ----------------------------------------------
               Title: Vice President
                     ---------------------------------------------




               FIRST SOURCE FINANCIAL LLP

               By:  FIRST SOURCE FINANCIAL, INC., its
                    Agent/Manager


                    By: /s/ John Walding
                       -------------------------------------------
                    Name:   John Walding
                          ----------------------------------------
                    Title:  Vice President
                          ----------------------------------------


               IBJ SCHRODER BANK & TRUST COMPANY


               By: /s/ DeVer G. Warner
                  ------------------------------------------------
               Name:   DeVer G. Warner
                    ----------------------------------------------
               Title:  Vice President
                     ---------------------------------------------



SECOND AMENDMENT TO CREDIT AGREEMENT                                     Page 10